Exhibit 10.1 US-DOCS\121695209.2 AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF GOHEALTH HOLDINGS, LLC This AMENDMENT No. 1, dated as of March 9, 2021 (this “Amendment”), to the Second Amended and Restated Limited Liability Company Agreement (as amended, the “LLC Agreement”) of GoHealth Holdings, LLC, a Delaware limited liability company (the “Company”), is entered into by GoHealth, Inc., in its capacity as Manager of the Company (the “Manager”). Capitalized terms used herein but not defined shall have the meaning set forth in the LLC Agreement. W I T N E S S E T H : WHEREAS, pursuant to Section 3.06 of the LLC Agreement, the Manager is authorized to amend the LLC Agreement in order for the Company to opt-in to the provisions of Article 8 of the UCC without the consent or approval of any Member of any other Person; WHEREAS, the Manager and the Company have elected to opt-in to Article 8 of the Uniform Commercial Code (“UCC”) in the State of Delaware such that all Units will be treated as a “security” for purposes of Article 8 of the UCC (the “Article 8 Election”); WHEREAS, the Manager wishes to amend certain provisions of the LLC Agreement in order to give effect to the Article 8 Election in the manner set forth herein; and WHEREAS, the Manager has elected not to certificate all outstanding Units in connection with its Election; NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration acknowledged hereby, the undersigned agree as follows: 1. Amendment. (a) Section 3.06 of the LLC Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below: “No Units shall be treated as a “security” within the meaning of Article 8 of the Uniform Commercial Code unless all Units then outstanding are certificated; notwithstanding anything to the contrary herein, including Section 15.03, the Manager is authorized to amend this Agreement in order for the Company to opt-in to the provisions of Article 8 of the Uniform Commercial Code without the consent or approval of any Member of any other Person. Each Unit shall constitute and shall remain a “security” within the meaning of, and be governed by, Article 8 of the Uniform Commercial Code

US-DOCS\121695209.2 (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware and (ii) the corresponding provisions of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995 (and each Unit shall be treated as a “security” for all purposes, including, without limitation, perfection of the security interest therein under Article 8 of each applicable Uniform Commercial Code). Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the Uniform Commercial Code as in effect in the State of Delaware (6 Del C. § 8-101, et. seq.) (the “UCC”), such provision of Article 8 of the UCC shall be controlling.” 2. Certificated Securities. Pursuant to Section 3.06 of the LLC Agreement, the Manager hereby affirms that no Unit constituting a “security” within the meaning of Article 8 of the Uniform Commercial Code shall be required to be certificated. 3. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware. 4. By their respective signatures below, the parties hereby consent to this Amendment. This Amendment shall be effective as of the date hereof and shall be considered an integrated part of the LLC Agreement. Except as so modified pursuant to this Amendment, the LLC Agreement is ratified and confirmed in all respects. 5. This Amendment may be executed in any number of counterparts and each of such counterparts shall together constitute one and the same instrument. [Signature page follows]

[Amendment No. 1 to GoHealth Holdings, LLC Second Amended and Restated Limited Liability Company Agreement] US-DOCS\121695209.2 IN WITNESS WHEREOF, the undersigned does hereby execute this Amendment as of the date first above written. MANAGER: GOHEALTH, INC. By: /s/ James A. Sharman Name: James A. Sharman Title: President